Derivative Financial Instruments (Tables)	9 Months Ended
Sep. 30, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of Fair Value Assumptions Related to Option Issued

The Company estimates the fair value of these derivative liabilities using the Black-Scholes valuation model. The initial value is used in the determination of a note discount with each subsequent change in fair value as a component of operations. The range of fair value assumptions used for derivative financial instruments during the nine-months ended September 30, 2019, were as follows:

Dividend yield	0.0%
Risk-free rate	1.75% - 2.44%
Volatility	102% - 137%
Expected term	1 year

The following table presents the three-level hierarchy prescribed by U.S. GAAP for derivative liabilities since it is a liability that is measured and recognized at fair value on a recurring basis as of:

	Level 1	Level 2	Level 3

September 30, 2019	-	-	$246,414